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Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT is entered into as of [            ], 2006 by and among Douglas Emmett, Inc., a Maryland corporation (the "Company"), and the holders listed on Schedule I hereto (each an "Initial Holder" and, collectively, the "Initial Holders").

RECITALS

        WHEREAS, in connection with the initial public offering of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the Company and Douglas Emmett Properties, LP, a Delaware limited partnership (the "Operating Partnership"), have engaged in certain formation transactions (the "Formation Transactions"), pursuant to which the Initial Holders have received units of limited partnership interests ("OP Units") in the Operating Partnership and/or shares of Common Stock for their respective interests in the entities participating in the Formation Transactions;

        WHEREAS, pursuant to the Operating Partnership Agreement (defined below), OP Units will be redeemable for cash or, at the Company's option, exchangeable for shares of Common Stock of the Company upon the terms and subject to the conditions contained therein; and

        WHEREAS, as a condition to receiving the consent of the Initial Holders to the Formation Transactions, the Company has agreed to grant the Initial Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

        Section 1.1    Definitions.     In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, New York or Los Angeles, California are authorized by law to close.

          "Charter" means the Articles of Amendment and Restatement of the Company as filed with the Secretary of State of the State of Maryland on [            ], 2006, as the same may be amended, modified or restated from time to time.

          "Commission" means the Securities and Exchange Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

          "Exchangeable OP Units" means OP Units which may be redeemable for cash or, at the Company's option, exchangeable for shares of Common Stock pursuant to Section 15.1 of the

  Operating Partnership Agreement (without regard to any limitations on the exercise of such exchange right as a result of the Ownership Limit Provisions).

          "General Partner" means Douglas Emmett, LLC, a Delaware limited liability company, or its successors as general partner of the Operating Partnership.

          "Holder" means any Initial Holder who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Initial Holder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Operating Partnership Agreement or the Charter, as applicable, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such owner, assignee or transferee acquires such Registrable Security in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

          "Initial Period" means a period commencing on the date hereof and ending 365 days following the effective date of the first Resale Shelf Registration Statement (except that, if the shares of Common Stock issuable upon exchange of Exchangeable OP Units received in the Formation Transactions are not included in that Resale Shelf Registration Statement as a result of Section 2.1(b)), the 365 days shall not begin until the later of the effective date of (i) the first Resale Shelf Registration Statement and (ii) the first Issuer Shelf Registration Statement.

          "Issuer Shelf Registration Statement" has the meaning set forth in Section 2.1(b).

          "Notice and Questionnaire" means a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder's desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to bound by the terms and conditions hereof.

          "Ownership Limit Provisions" mean the various provisions of the Company's Charter set forth in Article VI thereof restricting the ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.

          "Operating Partnership Agreement" means the Agreement of Limited Partnership of the Operating Partnership dated as of            , 2006, as the same may be amended, modified or restated from time to time.

          "Person" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities" means with respect to any Holder shares of Common Stock at any time owned, either of record or beneficially, by such Holder and (a) received in the Formation Transactions or (b) issued or issuable upon exchange of Exchangeable OP Units received in the Formation Transactions, and, in the case of (a) and (b), any additional shares of Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise) until (i) a registration statement (including a Resale Shelf Registration Statement) covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement or unless such shares (other than Restricted

  Shares) were issued pursuant to an effective registration statement (including an Issuer Shelf Registration Statement), (ii) such shares have been publicly sold under Rule 144; (iii) all such shares may be sold pursuant to Rule 144(k), (iv) such shares may be sold pursuant to Rule 144 and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(l)(i), or (v) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act.

          "Resale Shelf Registration" shall have the meaning set forth in Section 2.1(a).

          "Resale Shelf Registration Statement" shall have the meaning set forth in Section 2.1(a).

          "Restricted Shares" means shares of Common Stock issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute "restricted securities" as defined under Rule 144.

          "Rule 144" means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

          "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

          "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a Resale Shelf Registration Statement under the Securities Act.

          "Shelf Registration Statement" means a Resale Shelf Registration Statement and/or an Issuer Shelf Registration Statement.

          "Suspension Notice" means any written notice delivered by the Company pursuant to Section 2.11 with respect to the suspension of rights under a Resale Shelf Registration Statement or any prospectus contained therein.

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

ARTICLE II
REGISTRATION RIGHTS

        Section 2.1    Shelf Registration.

          (a)   Subject to Section 2.11, the Company shall prepare and file not later than fourteen (14) months after the consummation date of the Company's initial public offering, a "shelf" registration statement with respect to the resale of the Registrable Securities ("Resale Shelf Registration") by the Holders thereof on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the "Resale Shelf Registration Statement") and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Resale Shelf Registration Statement. The Company shall use its reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Sections 2.1(d) and 2.11, to keep such Resale Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Resale Shelf Registration Statement are no longer Registrable Securities.

          At the time the Resale Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

          (b)   The Company may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 2.1(a) with respect to shares of Common Stock issuable upon exchange of Exchangeable OP Units received in the Formation Transactions by preparing and filing with the Commission a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (an "Issuer Shelf Registration Statement") providing for the issuance by the Company, from time to time, to the Holders of such Exchangeable OP Units shares of Common Stock registered under the Securities Act (the "Primary Shares") in lieu of the Operating Partnership's obligation to pay cash for such Exchangeable OP Units. The Company shall use its reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof. The Company shall use reasonable efforts, subject to Sections 2.1(d) and 2.11, to keep the Issuer Shelf Registration Statement continuously effective for a period (the "Effectiveness Period") expiring on the date all of the shares of Common Stock covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto. If the Company shall exercise its rights under this Section 2.1(b), Holders (other than Holders of Restricted Shares) shall have no right to have shares of Common Stock issued or issuable upon exchange of Exchangeable OP Units included in a Resale Shelf Registration Statement pursuant to Section 2.1(a).

          (c)    Underwritten Resale Shelf Registration Statement.    Any offering under a Resale Shelf Registration Statement shall be underwritten at the written request of Holders of Registrable Securities under such registration statement that hold in the aggregate at least 5% of the Registrable Securities; provided that the Company shall not be obligated to effect more than two underwritten offerings hereunder; provided, further, that the Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within 120 days following the last date on which an underwritten offering was effected pursuant to this Section 2.1(c) or if longer, the length of any lock-up required by the underwriters in the prior underwritten offering, or (ii) during the period commencing with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of (provided the Company is actively employed in good faith commercially reasonable efforts to file such registration statement), and ending on a date ninety (90) days after the effective date of, a registration statement with respect to an offering by the Company. Any request for an underwritten offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement.

          (d)    Subsequent Filing.    The Company shall prepare and file such additional registration statements as necessary every three (3) years and use its reasonable efforts to cause such registration statements to be declared effective by the Commission so that a shelf registration statement remains continuously effective, subject to Section 2.11, with respect to resales of Registrable Securities as and for the periods required under Section 2.1(a) or (b), as applicable, such subsequent registration statements to constitute a Issuer Shelf Registration Statement or a Resale Shelf Registration Statement, as the case may be, hereunder.

          (e)    Selling Holders Become Party to Agreement.    Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder's failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Resale Shelf Registration Statement.

        Section 2.2    Reduction of Offering.     Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1(c) advise in writing the Company and the Holder(s) of the Registrable Securities included in such offering that the size of the intended offering is such that the success of the offering would be materially and adversely affected by inclusion of all the Registrable Securities requested to be included, then the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities requested for inclusion) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters but in priority to any securities proposed to be sold by the Company for its own account or any other holders of securities of the Company with registration rights to participate therein.

        Section 2.3    Registration Procedures; Filings; Information.     Subject to Section 2.11 hereof, in connection with any Resale Shelf Registration Statement under Section 2.1(a), the Company will use its reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any Issuer Shelf Registration Statement under Section 2.1(b), the Company will use its reasonable efforts to effect the registration of the Primary Shares as quickly as reasonably practicable. In connection with any Shelf Registration Statement:

          (a)   The Company will, if requested, prior to filing a Resale Shelf Registration Statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

          (b)   After the filing of a Resale Shelf Registration Statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (c)   The Company will use its reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or "blue sky" laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter(s), if any, reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B)

  subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (d)   The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company's receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Resale Shelf Registration Statement for sale in any jurisdiction; or (ii) the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

          (e)   The Company will otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

          (f)    In the case of an underwritten offering pursuant to a Resale Shelf Registration Statement, the Company will enter into and perform its obligations under customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (including, to the extent reasonably requested by the lead or managing underwriters, sending appropriate officers of the Company to attend "road shows" scheduled in reasonable number and at reasonable times in connection with any such underwritten offering with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance to be paid by the Company) subject to such underwritten offering.

          (g)   In the case of an underwritten offering pursuant to a Resale Shelf Registration Statement, the Company will make available for inspection by any Selling Holder of Registrable Securities subject to such underwritten offering, any Underwriter participating in any disposition of such Registrable Securities and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement, subject to entry by each such customary confidentiality agreement in a form reasonably acceptable to the Company.

          (h)   The Company will use its reasonable efforts to cause all Registrable Securities covered by such Resale Shelf Registration Statement or Primary Shares covered by such Issuer Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (i)    In addition to the Notice and Questionnaire, the Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this

  Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

          (j)    Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(b) or 2.2(d) or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.2(d) or, if applicable, Section 2.11, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.2(d) or, if applicable, prepared under Section 2.11, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

        Section 2.4    Registration Expenses.     In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

        Section 2.5    Indemnification by the Company.     The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein.

        Section 2.6    Indemnification by Holders of Registrable Securities.     Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.6; provided, however, that the obligations of such Selling Holder hereunder will be limited to an amount equal to the net proceeds to such Selling Holder (after deducting any discounts and commissions) from the disposition of Registrable Securities pursuant to such registration.

        Section 2.7    Conduct of Indemnification Proceedings.     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.4 or 2.5, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnified Party of any obligations under this Section 2, except to the extent such Indemnified Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and the Indemnified Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.4 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

        Section 2.8    Contribution.     If the indemnification provided for in Section 2.5 or 2.6 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were sold to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 2.8 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

        Section 2.9    Rule 144.     The Company covenants that it will (a) make and keep public information regarding the Company available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act , (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Company's initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

        Section 2.10    Participation in Underwritten Offerings.     No Person may participate in any underwritten offerings hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

        Section 2.11    Suspension of Use of Registration Statement.

          (a)   If the Board of Directors of the Company determines in its good faith judgment that the filing of a Resale Shelf Registration Statement under Section 2.1(a) or the use of any related prospectus would be materially detrimental to the Company because such action would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would materially impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company to the Holders which shall be signed by the Chief Executive Officer, President or any Executive Vice President of the Company certifying thereto, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the earliest of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.11(a) is no longer necessary and they may resume use of the applicable prospectus, (ii) the date upon which copies of the applicable supplemented or amended prospectus is distributed to the Holders, and (iii) (x) up to 30 consecutive days after the notice to the Holders if that notice is given during the Initial Period or (y) 90 consecutive days after the notice to the Holders if that notice is given after the Initial Period; provided, that the Company shall not be entitled to exercise any such right more than two (2) times in any twelve month period or less than 30 days from the termination of the prior such suspension period; and provided further, that such exercise shall not prevent the Holders from being entitled to at least 320 days of effective registration with respect to such registration statement during each Initial Period and thereafter 210 days of effective registration with respect to such registration statement in any 365-day period. The Company agrees to give the notice under (i) above as promptly as practicable following the date that such suspension of rights is no longer necessary.

          (b)   If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any similar successor rule, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a Resale Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.

        Section 2.12    Additional Shares.     The Company, at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other stockholder or stockholders of the Company.

ARTICLE III
MISCELLANEOUS

        Section 3.1    Remedies.     In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        Section 3.2    Amendments and Waivers.     The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the

Company and the Holders of a majority of the Registrable Securities (with Holders of Exchangeable OP Units deemed to be Holders, for purposes of this Section, of the number of shares of Common Stock into which such Exchangeable OP Units would be exchangeable for as of the date on which consent is requested); provided, however, that the effect of any such amendment will be that the consenting Holders will not be treated more favorably than all other Holders (without regard to any differences in effect that such amendment or waiver may have on the Holders due to the differing amounts of Registrable Shares held by such Holders). No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

        Section 3.3    Notices.     All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

          (1)   if to any Holder, initially to the address indicated in such Holder's Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o Douglas Emmett, Inc., 808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401, Attention: Chief Executive Officer, or to such other address and to such other Persons as any Holder may hereafter specify in writing ; and

          (2)   if to the Company, initially at 808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401, Attention: Chief Executive Officer, or to such other address as the Company may hereafter specify in writing.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

        Section 3.4    Successors and Assigns; Assignment of Registration Rights.     This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. Any Holder may assign its rights under this Agreement without the consent of the Company in connection with a transfer of such Holder's Registrable Securities; provided, that the Holder notifies the Company of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

        Section 3.5    Counterparts.     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

        Section 3.6    Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

        Section 3.7    Severability.     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        Section 3.8    Entire Agreement.     This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        Section 3.9    Headings.     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        Section 3.10    Termination.     The obligations of the parties hereunder shall terminate with respect to a Holder when it no longer holds Registerable Securities and with respect to the Company upon the end of the Effectiveness Period with respect to any Issuer Shelf Registration Statement and with respect to Resale Shelf Registration Statement when there are no longer Registrable Securities with respect to a Resale Shelf Registration Statement, except, in each case, for any obligations under Sections 2.1(d), 2.4, 2.5, 2.6, 2.7, 2.8 and Article III.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

DOUGLAS EMMETT, INC.
By:
Name: Title:
HOLDERS LISTED ON SCHEDULE I HERETO DOUGLAS EMMETT REALTY ADVISORS
By:
Name: Title: As Attorney-in-Fact acting on behalf of each of the Holders named on Schedule I hereto

Schedule I

[LIST OF HOLDERS]

Exhibit A

Form of Notice and Questionnaire

QuickLinks

  Exhibit 10.7
REGISTRATION RIGHTS AGREEMENT
ARTICLE I DEFINITIONS
  Section 1.1 Definitions.
ARTICLE II REGISTRATION RIGHTS
  Section 2.1 Shelf Registration.
  Section 2.2 Reduction of Offering.
  Section 2.3 Registration Procedures; Filings; Information.
  Section 2.4 Registration Expenses.
  Section 2.5 Indemnification by the Company.
  Section 2.6 Indemnification by Holders of Registrable Securities.
  Section 2.7 Conduct of Indemnification Proceedings.
  Section 2.8 Contribution.
  Section 2.9 Rule 144.
  Section 2.10 Participation in Underwritten Offerings.
  Section 2.11 Suspension of Use of Registration Statement .
  Section 2.12 Additional Shares.
ARTICLE III MISCELLANEOUS
  Section 3.1 Remedies.
  Section 3.2 Amendments and Waivers.
  Section 3.3 Notices.
  Section 3.4 Successors and Assigns; Assignment of Registration Rights.
  Section 3.5 Counterparts.
  Section 3.6 Governing Law.
  Section 3.7 Severability.
  Section 3.8 Entire Agreement.
  Section 3.9 Headings.
  Section 3.10 Termination.
Form of Notice and Questionnaire